Investment Strategy	Jun. 24, 2025
Torray Fund
Prospectus [Line Items]
Strategy Narrative [Text Block]

The Fund views common stock ownership as an investment in a business, and therefore invests for the long term. The Fund seeks to invest in securities when it believes valuations are modest relative to earnings, cash flow or asset values. The Fund invests principally in common stock of large capitalization domestic companies characterized by operating profitability, conservative financial structures, sustainable dividend policies and shareholder-oriented management. Investments are held as long as the issuers’ fundamentals remain intact, and the Fund believes issuers’ shares are reasonably valued.

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks, preferred stocks, and convertible preferred stocks. This 80% investment policy is not fundamental and may be changed by the Board without shareholder approval.

The Fund usually holds between 20-25 stocks, with positions in individual issuers generally ranging between 3% and 5% of the Fund’s assets. Generally, positions in individual issuers will not exceed 6% of Fund assets. The Fund will not concentrate its investments in any industries, but the Fund may, at certain times and depending on market conditions and other factors, have concentrations in one or more sectors. The Fund will also invest in U.S. Treasury securities and other cash equivalents.